                                                                    EXHIBIT 99.1
                                 FORCENERGY INC

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A
                                IN EXCHANGE FOR
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
      ON _________________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE")
           OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
              AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE

                         DELIVER TO THE EXCHANGE AGENT:

                             BANKERS TRUST COMPANY

By Hand/Overnight Courier:                                    By Mail:

   Bankers Trust Company                             BT Services Tennessee, Inc.
Corporate Trust and Agency Group                          Reorganization Unit
  Receipt & Delivery Window                                 P. O. Box 292737
123 Washington St., 1st Floor                         Nashville, TN  37229-2737
   New York, NY  10006

                                 By Facsimile:
                                 (615) 835-3701
                             Confirm by Telephone:
                                 (615) 835-3572

                                -------------

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned hereby acknowledges receipt and review of the Prospectus dated _____________, 1997 (the "Prospectus") of Forcenergy Inc, a Delaware corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 8 1/2% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 8 1/2% Senior Subordinated Notes due 2007, Series A (the "Old Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

    The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by oral or written notice and will mail to the record holders of Old Notes an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

    This Letter of Transmittal is to be used by a holder of Old Notes either if original Old Notes, if available, are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and "Book-Entry Transfer." Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

    List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

--------------------------------------------------------------------------------
                      DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------
Name(s) and Address(es) of Registered
     Holder(s) Exactly as Name(s)
      Appear(s) on Old Notes
    (Please Fill In, If Blank)              Old Note(s) Tendered
--------------------------------------------------------------------------------
                                             Aggregate Principal     Principal
                               Registered   Amount Represented by      Amount
                               Number(s)*          Note(s)           Tendered**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*  Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering
Institution:
            --------------------------------------------------------------------

Account
Number:
       -------------------------------------------------------------------------

Transaction Code
Number:
       -------------------------------------------------------------------------


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s)
of Old Notes:
              ------------------------------------------------------------------

Date of Execution of Notice of
Guaranteed Delivery:
                    ------------------------------------------------------------

Window Ticket Number (if
available):
           ---------------------------------------------------------------------

Name of Eligible Institution that
Guaranteed Delivery:
                    ------------------------------------------------------------

Account Number (if delivered by
book-entry transfer):
                     -----------------------------------------------------------


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

    The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Old Notes exchanged for such Exchange Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes.
The undersigned specifically represent(s) to the Company that (i) any Exchange Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Notes, and (iii) neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Old Notes acquired directly from the Company for its own account.

    If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account pursuant to the Exchange Offer, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or
Item 508, as applicable, of Regulation S-K of the SEC, and (ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the

Securities Act and will be bound by the provisions of the Registration Rights Agreement (including certain indemnification rights and obligations).

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

               SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 5 AND 6)                                    (SEE INSTRUCTIONS 5 AND 6)
         To be completed  ONLY (i) if Old Notes in a                To be completed  ONLY if Old Notes in a principal
  principal amount not tendered, or Exchange Notes              amount not tendered, or Exchange Notes issued in
  issued in exchange for Old Notes accepted for                 exchange for Old Notes accepted for exchange, are to be
  exchange, are to be issued in the name of someone             mailed or delivered to someone other than the
  other than the undersigned, or (ii) if Old Notes              undersigned, or to the undersigned at an address other
  tendered by book-entry transfer which are not                 than that shown below the undersigned's signature.
  exchanged are to be returned by credit to an account
  maintained at the Book-Entry Transfer Facility.  Issue        Mail or deliver Exchange Notes and/or Old Notes to:
  Exchange Notes and/or Old Notes to:

  Name:                                                         Name:
       -------------------------------------------                   -------------------------------------------
                  (Please Type or Print)                                        (Please Type or Print)

--------------------------------------------------              ------------------------------------------------

  Address:                                                      Address:
         -----------------------------------------                     ------------------------------------------

--------------------------------------------------              ------------------------------------------------
                    (include Zip Code)                                            (include Zip Code)

--------------------------------------------------              ------------------------------------------------
      (Tax Identification or Social Security Number)                (Tax Identification or Social Security Number)

              (Complete Substitute Form W-9)
--------------------------------------------------              ------------------------------------------------

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

Book-Entry Transfer Facility Account Number:

--------------------------------------------------------------------------------
                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
          (Complete Accompanying Substitute Form W-9 on Reverse Side)

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
                (Signature(s) of Registered Holders or Old Notes)

    Dated                                                       , 1997
         -------------------------------------------------------

(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
        ----------------------------------------------------------------------
                            (Please Type or Print)

Capacity:
        ----------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        MEDALLION SIGNATURE GUARANTEE
                        (If Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:
                    ------------------------------------------------------------
                                      (Authorized Signature)


--------------------------------------------------------------------------------
                                   (Title)


--------------------------------------------------------------------------------
                                (Name of Firm)


--------------------------------------------------------------------------------
                         (Address, Include Zip Code)


--------------------------------------------------------------------------------
                       (Area Code and Telephone Number)

Dated:                                                                   , 1997
      -------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. Delivery of this Letter of Transmittal and Old Notes or Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

    2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a time basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (1) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, must be deposited by the Eligible Institution with the Exchange Agent within five business days after the Expiration Date; and (iii) the certificates for all physically tendered shares of Old Notes, in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within five business days after the Expiration Date.

    Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

    See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

    3. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

    4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

    5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

    If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

    Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

    No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

    6. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, Exchange notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

    8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service.
(If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

    The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

    9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

    10. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

    12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

             SUBSTITUTE              PART 1 --  PLEASE PROVIDE YOUR TIN IN THE            Social Security Number
                                     BOX AT RIGHT AND CERTIFY BY SIGNING AND        OR Employer Identification Number
              FORM W-9               DATING BELOW


                                                                                 ------------------------------------
     DEPARTMENT OF THE TREASURY
      INTERNAL REVENUE SERVICE
                                     PART 2 --    Certification  --  Under  penalties  of            PART 3 --
                                                  perjury, I certify that:

                                     (1) The number  shown on  this form  is my  correct             Awaiting TIN [ ]
                                         Taxpayer Identification Number (or I am waiting
                                         for a number to be issued to me) and

                                     (2) I am not subject to backup withholding either               Please complete the
    PAYER'S REQUEST FOR TAXPAYER         because   I  have  not  been  notified  by  the             Certificate of Awaiting
    IDENTIFICATION NUMBER (TIN)          Internal  Revenue  Service ("IRS")  that  I  am             Taxpayer Identification
                                                                                                     Number below.

                                         subject to  backup withholding  as a  result of
                                         failure to report all interest or dividends, or
                                         the  IRS has  notified me  that I am  no longer
                                         subject to backup withholding.

                                     Certificate Instructions  -- You must  cross out item (2) in  Part 2 above if you have been notified  by the IRS that you are subject to backup withholding because of underreporting interest  or dividends on your tax  return.  However,  if after being  notified by  the  IRS  that you  were  subject to  backup withholding  you received  another  notification from  the  IRS stating  that  you  are no  longer subject to backup withholding, do not cross out item (2).

                                     SIGNATURE                                                     DATE        , 1997
                                               ---------------------------------------------------      -------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in
  the  near future.   I understand  that if  I do not  provide a  taxpayer
  identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


                                                                          , 1997
   --------------------------------                   --------------------
            Signature                                           Date

                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

       Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).


                                                                          , 1997
  -----------------------------------         ----------------------------
           Signature                                     Date

                                 FORCENERGY INC

                               LETTER TO CLIENTS
                                      FOR
                           TENDER OF ALL OUTSTANDING
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A
                                IN EXCHANGE FOR
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
       ON ______________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
             NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
           AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                   BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

To Our Clients:

         We are enclosing herewith a Prospectus, dated ____________, 1997, of Forcenergy Inc, a Delaware corporation (the "Company") and a related Letter of Transmittal, which together constitute (the "Exchange Offer") relating to the offer by the Company, to exchange its 8 1/2% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act") for a like principal amount of its issued and outstanding 8 1/2% Senior Subordinated Notes due 2007, Series A (the "Old Notes"), upon the terms and subject to the conditions set forth in the Exchange Offer.

         The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

         We are the holder of record of Old Notes held by us for your own account. A tender of such Old Notes can be made only by us as the record holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Old Notes held by us for your account.

         We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations and warranties contained in the Letter of Transmittal.

                                                   Very truly yours,

         PLEASE RETURN YOUR INSTRUCTIONS TO US IN THE ENCLOSED ENVELOPE WITHIN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF PRIOR TO THE EXPIRATION DATE.


                  INSTRUCTION TO REGISTERED HOLDER AND/OR BOOK
                           ENTRY TRANSFER PARTICIPANT


To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

         The undersigned hereby acknowledges receipt of the Prospectus dated ____________, 1997 (the "Prospectus") of Forcenergy Inc, a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange its 8 1/2% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"), for all of its outstanding 8 1/2% Senior Subordinated Notes due 2007, Series A (the "Old Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

         The aggregate face amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

         $____________________ of the 8 1/2% Senior Subordinated Notes due 2007, Series A.

         With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

                 [ ] To TENDER the following Old Notes held by your for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED) (IF ANY): $_______________________.

                 [ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the Exchange Notes acquired in exchange for Old Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not undersigned, (ii) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution within the meaning of the Securities Act of Exchange Notes, and (iii) neither the undersigned nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Old Notes acquired directly from the Company. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes.

                                   SIGN HERE

Name of beneficial owner(s):
                            ----------------------------------------------------
Signature(s):
             -------------------------------------------------------------------
Name(s) (please print):
                       ---------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Telephone Number:
                 ---------------------------------------------------------------
Taxpayer Identification or Social Security Number:
                                                  ------------------------------
Date:
     ---------------------------------------------------------------------------

                                 FORCENERGY INC

                        LETTER TO REGISTERED HOLDERS AND
                     DEPOSITORY TRUST COMPANY PARTICIPANTS
                                      FOR
 TENDER OF ALL OUTSTANDING 8 1/2% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A
                                IN EXCHANGE FOR
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, 1997. UNLESS EXTENDED (THE "EXPIRATION DATE").

           OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                   BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

To Registered Holders and Depository
   Trust Company Participants:

         We are enclosing herewith the material listed below relating to the offer by Forcenergy Inc, a Delaware corporation (the "Company"), to exchange its 8 1/2% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 8 1/2% Senior Subordinated Notes due 2007, Series A (the "Old Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated ___________, 1997, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

         Enclosed herewith are copies of the following documents:

                 1.  Prospectus dated _______________, 1997;

                 2. Letter of Transmittal (together with accompanying Substitute Form W-9 Guidelines);

                 3.  Notice of Guaranteed Delivery;

                 4. Letter which may be sent to your clients for whose account you hold Old Notes in your name or in the name of your nominee; and

                 5. Letter which may be sent from your clients to you with such client's instruction with regard to the Exchange Offer.

         We urge you to contact your clients promptly. Please note that the Exchange Offer will expire on the Expiration Date unless extended.

         The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

         Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Company that (i) the Exchange Notes acquired in exchange for Old Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the holder, (ii) the holder is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Notes within the meaning of the Securities Act, and (iii) neither the holder nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Old Notes acquired directly from the Company. If the holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes.

         The enclosed Letter to Clients contains an authorization by the beneficial owners of the Old Notes for you to make the foregoing representations.

         The Company will not pay any fee or commission to any broker or dealer to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.

         Additional copies of the enclosed material may be obtained from the undersigned.



                                                   Very truly yours,



                                                   BANKERS TRUST COMPANY

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A
                                IN EXCHANGE FOR
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

         This form, or one substantially equivalent hereto, must be used by a holder to accept the Exchange Offer of Forcenergy Inc, a Delaware corporation (the "Company"), and to tender 8 1/2% Senior Subordinated Notes due 2007, Series A (the "Old Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer --Guaranteed Delivery Procedures" of the Company's Prospectus, dated __________, 1997 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date (as defined below) of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON_____________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                             BANKERS TRUST COMPANY


          By Hand/Overnight Courier:                     By Mail:

            Bankers Trust Company              BT Services Tennessee, Inc.
       Corporate Trust and Agency Group            Reorganization Unit
          Receipt & Delivery Window                  P. O. Box 292737
        123 Washington St., 1st Floor           Nashville, TN  37229-2737
             New York, NY  10006


                                 By Facsimile:
                                 (615) 835-3701

                             Confirm by Telephone:
                                 (615) 835-3572

                          -------------------------


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE IN THE BOX PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

         The undersigned hereby tenders the Old Notes listed below:

Certificate Number(s) (if known) of Old Notes     Aggregate Principal Amount    Aggregate Principal Amount
 or Account Number at the Book-Entry Facility             Represented                     Tendered
----------------------------------------------   ----------------------------   --------------------------





                            PLEASE SIGN AND COMPLETE

Names of Record Holders:                       Signatures:
                        -------------------               ----------------------
Address:
        -----------------------------------    ---------------------------------

                                               Dated:                     , 1997
-------------------------------------------          ---------------------

Area Code and Telephone Numbers:
                                -----------

-------------------------------------------


         This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:


--------------------------------------------------------------------------------

Address(es):

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within five business days following the Expiration Date.


Name of Firm:
             -----------------------------     ---------------------------------
                                                     (AUTHORIZED SIGNATURE)
Address:
        ----------------------------------
                        (INCLUDE ZIP CODE)     Name:
                                                    ----------------------------
Area Code and Tel. Number:                     Title:
                                                     ---------------------------
------------------------------------------              (PLEASE TYPE OR PRINT)


                                               Date:                      , 1997
                                                    ----------------------


         DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

         2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in- fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

         3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.